New Accounting Policies:	9 Months Ended
Sep. 30, 2014
New Accounting Policies: [Abstract]
New Accounting Policies:

Note 2.         New Accounting Policies:

In June 2014, the FASB issued Accounting Standards Update 2014-10 which removes all incremental financial reporting obligations which were previously required for development stage enterprises under ASC 915. The Company adopted the amendments in this update effective with the reporting period ended June 30, 2014 and as a result no longer reports inception-to-date information and certain other disclosures.

Accounting Standards update 2014-11, issued in June 2014, changes the accounting for repurchase-to-maturity transactions and linked repurchase financings to secured borrowing accounting and introduces new disclosure requirements for certain transactions that involve a transfer of a financial asset accounted for as a sale, and for repurchase agreements, securities lending transactions and repurchase-to-maturity transactions accounted for as secured borrowings. The accounting changes are effective for reporting periods beginning after December 15, 2014 and are not expected to have a significant impact on the Company's financial statements.

In April 2014, the FASB issued Accounting Standards update 2014-08 which changes the criteria for reporting discontinued operations and adds new disclosure requirements for discontinued operations and individually significant components of an entity that are disposed of or classified as held for sale but do not meet the definition of a discontinued operation. This update is effective for reporting periods beginning after December 15, 2014 and is not expected to have a significant impact on the Company's financial statements.